UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2017

LION BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

000-53127	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition.

On March 7, 2017, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2016 and an update on recent developments. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information furnished under this Item 2.02, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Lion Biotechnologies, Inc., dated March 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2017	LION BIOTECHNOLOGIES, INC.

	By:	/s/ GREGORY SCHIFFMAN
Gregory Schiffman, Chief Financial Officer